united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 03/31

Date of reporting period: 03/31/21

Item 1. Reports to Stockholders.

USA Mutuals Vitium Global Fund

Institutional Class (VICVX)

Investor Class (VICEX)

Class A (VICAX)

Class C (VICCX)

USA Mutuals Navigator Fund

Institutional Class (UNAVX)

Annual Report

March 31, 2021

USA Mutuals Advisors, Inc. Plaza of the Americas

700 North Pearl Street Suite 900

Dallas, Texas 75201

Phone: 1-866-264-8783

Web: www.usamutuals.com

Dear Shareholder:

We write this letter to inform you of the economic conditions and fund performance experience during the past fiscal year ended March 31, 2021.

Financial Conditions During Fiscal Year Period

Looking back on the last twelve months ended March 31, 2021, 2020 was certainly one of the most challenging periods in modern history. Australian bushfires welcomed the new year, destroying an area larger than the size of Cuba. California’s wildfire season was the worst on record, oil traded below zero for the first time ever, and racial divisiveness erupted across the country on an unprecedented scale. And not to forget, a global pandemic killed nearly 2 million people and caused financial destruction on a scale not seen since the 1920s.

During the fiscal year ended March 31, 2021, global equity markets continued their powerful rally off the mid-March 2020 lows. Fears of an uncertain financial outcome to the COVID-19 pandemic led to unprecedent and coordinated government fiscal stimulus. This stimulus was coupled with multiple vaccine approvals in the latter half of the period that provided confidence, liquidity, and a relative cessation of volatility into Q1 2021. Volatility dropped 64% in the period as measured by the CBOE Volatility Index (VIX) without major shocks relative to February/March 2020.

Historical Market Performance of the Fund

During the fiscal year ended March 31, 2021, the Vitium Global Fund Institutional Class(VICEX) gained 47.57%, while the Fund’s Class A (with sales charge) returned 38.74%. During the same period, the MSCI ACWI Index (the Fund’s benchmark) was +55.31% and the S&P 500 Index was +56.35%. The main drivers of underperformance were the Fund’s overweight to foreign stocks, which trailed most domestic indices. Also, the Fund’s concentration in gaming, tobacco, alcohol, and defense contractor stocks failed to keep pace with the broad rally in the domestic mega cap technology stocks that led the market out its March 2020 nadir.

Economic Outlook

The portfolio team is focused on repositioning the Vitium Global Fund to profit from the significant opportunities we see heading into 2021. We believe that the next twelve months will be dominated by two broad economic themes:

●	Reflation - Policy makers seem intent on running the economy at a red-hot pace, with the goal of returning the economy to pre-COVID levels as quickly as possible. While unemployment cost U.S. households $330 billion in lost wage income, they have already received over three times that amount from fiscal stimulus, with much more likely to come. With the Democrats in control of both the House and the Senate, Biden aims to spend trillions of additional dollars for infrastructure and economic relief.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 1-866-264-8783.

www.usamutuals.com	1-800-MUTUALS	FA.sales@usamutuals.com

●	Inflation - In our view, an economic recovery buoyed by pent-up demand and an unprecedented amount of government spending will make it difficult to keep inflation at the Federal Reserve’s 2% target. Pressure on prices is most evident in the explosive rally in bitcoin, which potentially indicates demand for non-dollar denominated assets. With 10-year Treasury yields at nine-month highs, interest rates are likely the biggest risk factor to equity prices.

We will express these views in multiple ways in the Fund’s portfolio. The Fund’s overweight to small, foreign companies in our four areas of concentration will continue. Our focus on opportunities in the gaming space, especially online and in offshore regions like Macau and Singapore, will also guide our activities. A de-emphasis on defense contractors will give us capital to express our view in more opportunistic areas in the consumer discretionary sectors.

Our view that the economy is likely to emerge from the pandemic quicker than expected is anchored by the size of the current spending package promoted by the Biden Administration, a staggering $1.9 trillion. This seems much larger than what is needed to accomplish the main objective (getting back to pre-COVID employment numbers as soon as possible), but its size is likely reflective of risks associated with the new COVID-19 variants. If Congress decides to pass a relatively modest bill, incorrectly based on a smooth exit from COVID by the summer, another bill will be required. That would bring the familiar problems of delay, which would cause more businesses to fail and increasing job losses.

Conversely, if all goes well and herd immunity is achieved in the second half of 2021, the biggest issue will be an overheated economy – a scenario much easier to deal with than the one mentioned above. We expect an uptick in inflation and more market volatility as the most likely outcomes in this scenario and are adjusting the portfolio via long-volatility bets and downside protection from our put positions. Until this is played out, we believe the most likely short-term direction of equity markets is higher.

We believe the media’s obsession with viewing even the most bullish events in the worst possible light – “fear porn,” so-called because bad news attracts more eyeballs than does good news – can cause short-term invest skittishness. We prefer to take advantage of these opportunities to add to the Fund’s portfolio.

Sincerely,

USA Mutual Advisors

Standardized performance as of (03/31/2020) Fund Inception (08/30/2002)

	1 Year	5 Year	10 Year	Since Inception
VICEX	47.26%	7.13%	9.74%	9.17%
MSCI World Index	55.31%	13.81%	9.73%	9.45%

Investor Class performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783. Returns over one year are annualized. The Gross and Net expense 1.67% and 1.49%. Contractual fee waivers through 07/31/2022.

www.usamutuals.com 1-800-MUTUALS FA.sales@usamutuals.com

Important Disclosures

Click here for Prospectus

Northern Lights Distributors, LLC and USA Mutual Advisors, Inc. are not affiliated.

The USA Mutuals Funds are distributed by Northern Lights Distributors, LLC.

DEFINITIONS:

The MSCI All Country World Index Total Return (“MSCI ACWI TR”) captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

The S&P 500 Total Return Index® (“S&P 500 TR”) is considered to be generally representative of the U.S. large capitalization stock market as a whole. You cannot invest directly in an index.

CBOE Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 index (SPX).

IMPORTANT RISK INFORMATION:

Mutual fund investing involves risk; principal loss is possible. The Fund will concentrate its net assets in industries that have significant barriers to entry including the alcoholic beverages, tobacco, gaming and defense/aerospace industries, the Fund may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

6180-NLD-04/23/2021

www.usamutuals.com 1-800-MUTUALS FA.sales@usamutuals.com

Dear Shareholder:

We write this letter to inform you of the economic conditions and fund performance experience during the past fiscal year ended March 31, 2021.

Financial Conditions During Fiscal Year Period

During the fiscal year ended March 31, 2021, global equity markets continued their powerful rally off the mid-March 2020 lows. Fears of an uncertain financial outcome to the COVID-19 pandemic led to unprecedent and coordinated government fiscal stimulus. This stimulus was coupled with multiple vaccine approvals in the latter half of the period that provided confidence, liquidity, and a relative cessation of volatility into Q1 2021. Volatility dropped -64% in the period as measured by the CBOE Volatility Index (VIX) without major shocks relative to February/March 2020.

Historical Market Performance of the Fund

During the fiscal year ended March 31, 2021, the Navigator fund was +14.52%. The current managers took over day-to-day trading in Q4 2020. The current strategy has the same goals as the previous strategy. It is designed for positive returns over many market cycles independent of equities. The current manager’s strategy historically has a far lower beta to equities than the prior manager. As a result, the performance is expected to be non-sequential to equity markets over long periods of time.

Outlook

Both equity and bond valuations are near historic highs and their diversifying benefits when coupled in a portfolio are suspect going forward. At current levels, many equity valuation indicators suggest unprecedented froth. The simplistic “Buffet Indicator” is a ratio of total United States stock market valuation to GDP. At one time, Warren Buffet called this ratio, “the best single measure of where valuations stand at any given moment.” It is at all-time highs. If we calculate this indicator from March 31, 2021, it is 82% above the historical average.

Alternatively, bond valuations simply offer very little reward for potentially enormous risk in a fast-moving inflationary environment. Investing in the current bond market appears to offer a risk/return profile akin to the proverbial, “picking up pennies in front of a bulldozer”. If an investor goes further into low-grade high-yielding instruments, then they risk high correlation to equities when markets tank. The late 2018 and early 2020 equity market sell-offs revealed how highly correlated high yield is to equities in a panic. As for less risky fixed income products, the returns are paltry with the current Fed Funds Rate at 0.25.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 1-866-264-8783.

www.usamutuals.com	1-800-MUTUALS	FA.sales@usamutuals.com

The Navigator Fund (UNAVX) strategy today, after the manager change, is designed to have modest drawdowns relative to equity markets when equities and/or bonds trend meaningfully lower. It is also designed to have an independent return sequence to broader equity indices and the bond market. It seeks to accomplish these goals with rules-based trading that exploits the behavioral herding of market participants. It uses the following risk management levers:

●	Firm stop-losses on all open underlying positions

●	Overnight option hedges against adverse short-term “tail moves”

●	Only entering positions when the model detects a short-term asymmetry skewed to reward over risk

We do not have an opinion on the mid or long-term movement of the equity or bond markets. We simply believe that our strategy offers an alternative that has 1) a higher probability of positive return streams without the “white knuckle” rollercoaster ride of equities or 2) the low-reward and potentially high risk offered in today’s bond market.

Sincerely,

USA Mutual Advisors

Fund Objective

The Navigator Fund seeks capital appreciation and preservation with lower volatility throughout market cycles. The resulting portfolio targets a high correlation to the S&P 500 in bull markets and a lower, or negative, correlation in bear markets.

Standardized performance as of (03/31/2021) Fund Inception (02/01/2002)

	1 Year	5 Year	10 Year	Since Inception
UNAVX	14.52%	7.30%	6.97%	10.97%
S&P 500 Index	56.35%	16.28%	13.90%	9.09%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783. Returns over one year are annualized.

The Gross and Net expense 2.36% and 2.01%. The advisor has contractually agreed to limit expenses to 1.99% of the average net assets of the Fund through 7/31/2021.

Important Disclosures

DEFINITIONS:

CBOE Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 index (SPX).

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Simultaneous with the commencement of the Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman, the Fund’s portfolio manager (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all its assets to the Fund in exchange for Institutional Class shares of the Fund.

www.usamutuals.com 1-800-MUTUALS FA.sales@usamutuals.com

Performance data quoted prior to October 13, 2017, represents the past performance of the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman, the Fund’s portfolio manager (the “Predecessor Partnership”). From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of the portfolio manager and was converted to a limited partnership in 2012. From its inception on February 1, 2002, through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Fund.

Such portfolio manager managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods before October 13, 2017, is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. If the Predecessor Partnership’s performance was adjusted to reflect the projected first-year expenses of the Fund, the performance for all periods would have been lower than that stated. The

Predecessor Partnership was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. On a going forward basis after October 13, 2017, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership. Please refer to the Financial Statements section of the Fund’s SAI to review additional information regarding the Predecessor Partnership. Click here for a prospectus.

IMPORTANT RISK INFORMATION:

Mutual fund investing involves risk; principal loss is possible. The Fund will concentrate its net assets in industries that have significant barriers to entry including the alcoholic beverages, tobacco, gaming and defense/aerospace industries, the Fund may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

6178-NLD-04/23/2021

www.usamutuals.com 1-800-MUTUALS FA.sales@usamutuals.com

USA Mutuals Vitium Global Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the year ended March 31, 2021, as compared to its benchmarks:

				Average Annual	Average Annual	Average Annual
				Return Since	Return Since	Return Since
		Annualized	Annualized Ten	Inception	Inception	Inception
	One Year	Five Year	Year	(12/8/2011)**	(4/1/2014)**	(8/30/2002)**
USA Mutuals Vitium Global Fund Class A	47.17%	7.09%	N/A	10.34%	N/A	N/A
USA Mutuals Vitium Global Fund Class A with load of 5.00%	38.74%	5.83%	N/A	9.64%	N/A	N/A
USA Mutuals Vitium Global Fund Class C	46.09%	6.34%	N/A	9.55%	N/A	N/A
USA Mutuals Vitium Global Fund Institutional Class	47.57%	7.43%	N/A	N/A	6.20%	N/A
USA Mutuals Vitium Global Fund Investor Class	47.26%	7.13%	9.74%	N/A	N/A	9.18%
S&P 500 Total Return Index ***	56.35%	16.29%	13.91%	15.71%	13.49%	10.42%
MSCI All-Country World Index (Gross) ****	55.31%	13.81%	9.73%	11.90%	9.89%	9.45%

*	The performance data quoted here is historical and based on traded NAVs. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense before fee waivers, including underlying funds, are 1.49%, 2.24%, 1.24% and 1.49% for the Fund’s Class A, Class C, Institutional Class and Investor Class shares, respectively, per the Fund’s January 22, 2021 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shares and Class C shares are subject to a 1.00% maximum deferred sales charge. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

**	Class A and Class C commenced operations on December 8, 2011. Institutional Class commenced operations on April 1, 2014. Investor Class commenced operations on August 30, 2002.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

****	The MSCI All Country World ex US Index (gross) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is gross of any withholding taxes. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of March 31, 2021	% of Net Assets
Leisure Facilities & Services	32.2%
Beverages	18.2%
Tobacco & Cannabis	14.1%
Aerospace & Defense	11.2%
Exchange Traded Funds - Equity	2.4%
REIT	1.1%
Entertainment Content	0.4%
E-Commerce Discretionary	0.2%
Other Assets Less Liabilities	20.2%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings. Does not include derivatives in which the Fund invests.

USA Mutuals Navigator Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the year ended March 31, 2021, as compared to its benchmark:

		Average Annual Return
	One Year	Since Inception**
USA Mutuals Navigator Fund Institutional Class	14.52%	4.58%
S&P 500 Total Return Index ***	56.35%	15.80%

*	The performance data quoted here is historical and based on traded NAVs. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense before fee waivers, including underlying funds, is 2.01% for the Institutional Class, per the Fund’s January 22, 2021 prospectus. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

**	Fund commenced operations on October 13, 2017.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset as of March 31, 2021	% of Net Assets
U.S. Treasury Bills	6.1%
Short-Term Investment	3.0%
Other Assets Less Liabilities	90.9%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings. Does not include derivatives in which the Fund invests.

SCHEDULE OF INVESTMENTS
USA Mutuals Vitium Global Fund
March 31, 2021

Shares	Security	Value
	COMMON STOCK - 77.4%
	AEROSPACE & DEFENSE - 11.2%
477,704	BAE Systems plc	$3,325,744
14,700	Northrop Grumman Corporation ***	4,757,508
57,958	Raytheon Technologies Corporation ***	4,478,415
		12,561,667
	BEVERAGES - 18.2%
15,000	Carlsberg A/S	2,304,654
19,000	Constellation Brands, Inc.	4,332,000
24,500	Diageo plc - ADR	4,023,145
45,000	Heineken N.V.	4,623,842
26,500	Pernod Ricard S.A.	4,973,805
		20,257,446
	E-COMMERCE DISCRETIONARY - 0.2%
1,000	Alibaba Group Holding Ltd. - ADR *	226,730

	ENTERTAINMENT CONTENT - 0.4%
10,000	ViacomCBS, Inc.	451,000

	LEISURE FACILITIES & SERVICES - 32.2%
5,000	Flutter Entertainment plc - ADR	546,500
130,000	DraftKings, Inc. *	7,972,900
22,500	Evolution Gaming Group A.B.	3,313,124
1,155,000	Galaxy Entertainment Group Ltd. *	10,399,918
61,000	Las Vegas Sands Corporation *	3,706,360
1,400,000	Melco International Development Ltd.	2,852,549
850,000	Sands China Ltd. *	4,247,759
1,474,600	Wynn Macau Ltd. *	2,867,978
		35,907,088
	REIT - 1.1%
28,322	Gaming and Leisure Properties, Inc.	1,201,702

	TOBACCO & CANNABIS - 14.1%
93,000	British American Tobacco plc - ADR	3,602,820
55,000	Philip Morris International, Inc.	4,880,700
92,500	Swedish Match A.B.	7,221,258
		15,704,778
	TOTAL COMMON STOCK - (Cost - $50,903,575)	86,310,411

	EXCHANGE TRADED FUNDS- 2.4%
	EQUITY FUNDS- 2.4%
14,000	Direxion Russell 1000 Value Over Growth ETF ^	803,043
20,000	iShares MSCI United Kingdom ETF	626,200
20,000	Vanguard FTSE All-World ex-US ETF	1,213,600
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $2,533,214)	2,642,843

		Notional		Expiration
Contracts**		Value	Exercise Price	Date	Value
	PURCHASED OPTIONS - 0.0% *
	PURCHASED PUT OPTIONS - 0.0%
30	Nasdaq 100 E-Mini Future Option	$7,590,000	$12,650.00	4/5/2021	$690
66	S&P E-Mini Future Option	12,787,500	3,875.00	4/5/2021	1,485
45	S&P E-Mini Future Option	8,775,000	3,900.00	4/5/2021	2,025
	TOTAL PURCHASED OPTIONS (Cost - $50,481)				4,200

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
USA Mutuals Vitium Global Fund
March 31, 2021

Shares		Value
	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
282,388	First American Treasury Obligations Fund - Class X, 0.04% +	$282,388
	TOTAL SHORT-TERM INVESTMENT (Cost - $282,388)

	COLLATERAL FOR SECURITIES LOANED - 0.2%
278,475	First American Government Obligations Fund - Class X, 0.04% +#	278,475
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $278,475)

	TOTAL INVESTMENTS - 80.3% (Cost - $54,048,133)	$89,518,317
	OTHER ASSETS IN EXCESS OF LIABILITIES - 19.7%	21,934,169
	NET ASSETS - 100.0%	$111,452,486

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

plc - Public Limited Company

REIT - Real Estate Investment Trust

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 20 or 50 shares of the underlying security at the exercise price for the Nasdaq E-Mini and S&P E-mini, respectively.

***	All or a portion of this investment is held in a separate collateral account. Collateral has a fair value of $8,703,841 and represents 7.8% of net assets.

+	Variable rate security. Rate reflects seven-day yield on March 31, 2021.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $269,593 at March 31, 2021.

#	This investment was purchased with the cash collateral received from securities on loan. The total fair value of collateral received as of March 31, 2021 is $278,475.

		Notional			Unrealized
Contracts	Security	Amount	Value	Maturity Date	Gain/(Loss)
	OPEN LONG FUTURES CONTRACT
32	BTIC on S&P-GSCI Commodity Index Future	$3,939,800	$3,729,600	4/15/2021	$(210,200)
78	E-Mini Russell 2000 Index Future	8,933,590	8,667,750	6/18/2021	(265,840)
111	E-Mini S&P 500 Index Future	21,979,563	22,019,070	6/18/2021	33,785
	NET UNREALIZED LOSS FROM OPEN LONG FUTURES CONTRACT				(442,255)

	OPEN SHORT FUTURES CONTRACT
(12)	E-Mini S&P 500 Index Future	(2,002,680)	(2,021,280)	6/18/2021	(18,600)
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURES CONTRACT				(18,600)

	NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACT				$(460,855)

There is no variation margin due to or from the Fund as of the date of this report.

BTIC - Basis Trade at Index Close

Country	Percent of Net Assets
United States	30.9%
Hong Kong	11.9%
Great Britain	9.8%
Sweden	9.4%
Cayman Islands	6.6%
France	4.5%
Netherlands	4.1%
Denmark	2.1%
Ireland	0.5%
Other Assets in Excess of Liabilities	20.2%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
USA Mutuals Navigator Fund
March 31, 2021

Principal
Amount	Security		Yield ^		Maturity Date	Value
	U.S. GOVERNMENT & AGENCIES - 6.1%
	U.S. TREASURY BILLS - 6.1%
$1,500,000	United States Treasury Bill * #		0.006%		4/29/2021	$1,499,993
	TOTAL U.S. GOVERNMENT & AGENCIES - (Cost - $1,499,895)

		Notional			Expiration
Contracts*		Value	Exercise Price		Date
	PURCHASED OPTIONS ** - 0.0%
	PURCHASED PUT OPTIONS - 0.0%
26	Nasdaq 100 E-Mini Future Option	$6,578,000	$12,650.00		4/5/2021	598
54	S&P E-Mini Future Option	10,462,500	3,875.00		4/5/2021	1,215
13	S&P E-Mini Future Option	2,535,000	3,900.00		4/5/2021	585
	TOTAL PURCHASED OPTIONS (Cost - $41,224)					2,398

Shares			Interest Rate %
	SHORT-TERM INVESTMENT - 3.0%
	MONEY MARKET FUND - 3.0%
743,069	First American Government Obligations Fund - Class X		0.040	+		743,069
	TOTAL SHORT-TERM INVESTMENT (Cost - $743,069)

	TOTAL INVESTMENTS - 9.1% (Cost - $2,284,188)					$2,245,460
	OTHER ASSETS IN EXCESS OF LIABILITIES - 90.9%					22,531,501
	NET ASSETS - 100.0%					$24,776,961

*	Non-Income producing security.

^	Zero coupon instrument. Rate disclosed is yield to maturity.

**	Each Purchased Option contract allows the option holder to buy/sell 20 or 50 shares of the underlying security at the exercise price for the Nasdaq E-Mini and S&P E-mini, respectively.

+	Variable rate security. Rate reflects seven-day yield on March 31, 2021.

#	All or a portion of this security is segregated as collateral for open future contracts. Collateral has a fair value of $1,499,993 and represents 6.1% of net assets.

		Notional
Contracts	Security	Amount	Value	Maturity Date	Unrealized Gain
	OPEN LONG FUTURES CONTRACT
67	E-Mini S&P 500 Index Future	$13,265,596	$13,290,790	6/18/2021	$25,194
	NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACT

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2021

	USA Mutuals Vitium Global		USA Mutuals Navigator
	Fund		Fund
Assets
Investment securities:
Securities at cost	$54,048,133		$2,284,188
Securities at fair value	$89,518,317	*	$2,245,460
Foreign currency, at value (cost $2,396,805)	2,312,139		—
Receivable for securities sold	15,643,605		20,682
Deposit at Broker for futures contracts	4,982,125		22,698,311
Net unrealized appreciation from open futures contracts	—		25,194
Receivable for Fund shares sold	12,347		5,000
Foreign reclaims receivable	148,009		—
Divedends and interest receivable	232,240		11
Prepaid expenses and other assets	50,790		30,579
Total Assets	112,899,572		25,025,237

Liabilities
Payable for securities lending collateral received	278,475		—
Payable for investments purchased	450,490		5,670
Net unrealized depreciation from open futures contracts	460,855		—
Payable for Fund shares redeemed	30,613		115,638
Investment advisory fees payable	94,656		13,908
Payable to related parties	63,897		48,908
Distribution (12b-1) fees payable	27,671		—
Trustee fees payable	12,348		12,348
Accrued expenses and other liabilities	28,081		51,804
Total Liabilities	1,447,086		248,276
NET ASSETS	$111,452,486		$24,776,961

Net Assets Consist of:
Paid in capital	$65,064,342		$30,441,615
Accumulated earnings (loss)	46,388,144		(5,664,654)
NET ASSETS	$111,452,486		$24,776,961

*	Includes securities on loan with a value of $269,593

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2021

	USA Mutuals Vitium Global	USA Mutuals Navigator
	Fund	Fund
Net Asset Value Per Share:
Institutional Class
Net Assets	$6,573,928	$24,776,961
Shares of beneficial interest outstanding	204,203	1,137,929
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$32.19	$21.77

Investor Class
Net Assets	$89,426,620
Shares of beneficial interest outstanding	2,828,193
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$31.62

Class A
Net Assets	$7,354,820
Shares of beneficial interest outstanding	234,122
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$31.41
Maximum offering price per share (b)	$33.33

Class C
Net Assets	$8,097,118
Shares of beneficial interest outstanding	265,983
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$30.44

(a)	Subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases of $1 million or more redeemed within 18 months of purchase.

(b)	The maximum offering price per share is calculated as 100/94.25 of NAV.

(c)	Subject to a CDSC of 1.00% on shares redeemed within 12 months of purchase.

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
STATEMENTS OF OPERATIONS
For The Year Ended March 31, 2021

	USA Mutuals Vitium Global
	Fund	USA Mutuals Navigator Fund
Investment Income
Dividends (Less: Foreign withholding taxes $64,783, and $0)	$1,996,538	$—
Interest	1,037	329,673
Securities lending, net	22,507	—
Total Investment Income	2,020,082	329,673

Expenses
Investment advisory fees	1,041,108	1,314,020
Distribution (12b-1) fees:
Class A	17,933	—
Class C	80,996	—
Investor Class	218,678	—
Shareholder servicing fees	3,476	86,366
Administrative services fees	157,986	129,485
Transfer agent fees	26,199	20,744
Printing and postage expenses	13,428	9,615
Registration fees	41,310	29,255
Accounting services fees	1,472	981
Custodian fees	13,286	3,068
Compliance officer fees	23,140	23,262
Legal Fees	84,945	64,719
Trustees fees and expenses	31,348	31,348
Audit Fees	18,966	16,973
Interest expense	3,784	882
Insurance expense	10,702	11,026
Other expenses	29,043	22,123
Total Expenses	1,817,800	1,763,867
Less: Fees waived by the Advisor	(134,903)	(269,101)
Net Expenses	1,682,897	1,494,766
Net Investment Income (Loss)	337,185	(1,165,093)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,223,085	(486,007)
Options written	81	—
Foreign currency transactions	(8,595)	—
Futures contracts	2,100,346	20,754,212
	14,314,917	20,268,205
Net change in unrealized appreciation (depreciation) of:
Investments	28,047,692	(304,995)
Foreign currency transactions	(81,918)	—
Futures contracts	(460,855)	(4,100,721)
	27,504,919	(4,405,716)
Net Realized and Unrealized Gain	41,819,836	15,862,489

Net Increase in Net Assets Resulting From Operations	$42,157,021	$14,697,396

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
From Operations
Net investment income	$337,185	$1,645,986
Net realized gain from investments, foreign currencies and futures contracts	14,314,917	8,296,357
Net change in unrealized appreciation (depreciation) of investments, foreign currencies and futures contracts	27,504,919	(34,801,435)
Net increase (decrease) in net assets resulting from operations	42,157,021	(24,859,092)

DISTRIBUTIONS TO SHAREHOLDERS
From distributions:
Institutional Class	(251,181)	(455,164)
Investor Class	(3,409,064)	(5,423,692)
Class A	(274,480)	(502,679)
Class C	(317,744)	(469,402)
Decrease in net assets from distributions to shareholders	(4,252,469)	(6,850,937)

Capital Transactions
Institutional Class:
Proceeds from shares sold	855,677	2,055,776
Shares issued in reinvestment of distributions	238,962	433,934
Payments for shares redeemed	(3,359,289)	(4,461,996)
Net decrease from capital transactions	(2,264,650)	(1,972,286)

Investor Class:
Proceeds from shares sold	2,674,097	3,358,221
Shares issued in reinvestment of distributions	3,286,321	5,235,012
Payments for shares redeemed	(27,621,927)	(29,331,000)
Net decrease from capital transactions	(21,661,509)	(20,737,767)

Class A:
Proceeds from shares sold	229,994	760,846
Shares issued in reinvestment of distributions	255,177	446,553
Payments for shares redeemed	(2,584,255)	(3,549,983)
Net decrease from capital transactions	(2,099,084)	(2,342,584)

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
Capital Transactions (Continued)
Class C:
Proceeds from shares sold	$36,870	$228,147
Shares issued in reinvestment of distributions	299,322	447,827
Payments for shares redeemed	(2,553,473)	(3,340,931)
Net decrease from capital transactions	(2,217,281)	(2,664,957)

Total Decrease in Net Assets From Capital Transactions	(28,242,524)	(27,717,594)

Total Increase (Decrease) in Net Assets	9,662,028	(59,427,623)

Net Assets
Beginning of Year	101,790,458	161,218,081
End of Year	$111,452,486	$101,790,458

SHARE ACTIVITY
Institutional Class:
Shares Sold	32,618	67,994
Shares Reinvested	8,117	14,242
Shares Redeemed	(121,367)	(150,290)
Net decrease in shares of beneficial interest outstanding	(80,632)	(68,054)

Investor Class:
Shares Sold	98,157	117,170
Shares Reinvested	113,595	174,210
Shares Redeemed	(1,000,817)	(1,012,611)
Net decrease in shares of beneficial interest outstanding	(789,065)	(721,231)

Class A:
Shares Sold	8,431	25,774
Shares Reinvested	8,879	14,954
Shares Redeemed	(96,541)	(124,862)
Net decrease in shares of beneficial interest outstanding	(79,231)	(84,134)

Class C:
Shares Sold	1,413	7,811
Shares Reinvested	10,728	15,310
Shares Redeemed	(95,882)	(118,407)
Net decrease in shares of beneficial interest outstanding	(83,741)	(95,286)

The accompanying notes are an integral part of these financial statements.

USA Mutuals Navigator Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
From Operations
Net investment income (loss)	$(1,165,093)	$(148,684)
Net realized gain (loss) from investments, foreign currencies and futures contracts	20,268,205	(19,970,328)
Net change in unrealized appreciation (depreciation) of investments, foreign currencies and futures contracts	(4,405,716)	3,548,322
Net increase (decrease) in net assets resulting from operations	14,697,396	(16,570,690)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions:
Institutional Class	(1,430)	(6,562,021)
Net decrease in net assets from distributions to shareholders	(1,430)	(6,562,021)

Capital Transactions
Institutional Class:
Proceeds from shares sold	12,682,019	105,197,953
Shares issued in reinvestment of distributions	1,403	6,507,337
Payments for shares redeemed	(119,719,105)	(33,481,869)
Net increase (decrease) from capital transactions	(107,035,683)	78,223,421

Total Increase (Decrease) in Net Assets	(92,339,717)	55,090,710

Net Assets
Beginning of Year	$117,116,678	$62,025,968
End of Year	$24,776,961	$117,116,678

SHARE ACTIVITY
Instituional Class:
Shares Sold	606,933	4,609,869
Shares Reinvested	65	280,541
Shares Redeemed	(5,628,096)	(1,545,685)
Net increase (decrease) in shares of beneficial interest outstanding	(5,021,098)	3,344,725

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Institutional Class
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2021	March 31, 2020		March 31, 2019	March 31, 2018	March 31, 2017
Net asset value, beginning of year	$22.67	$29.60		$32.68	$28.74	$30.94
Activity from investment operations:
Net investment income (loss) (1)	0.16	0.42		0.41	0.38	0.52
Net realized and unrealized gain (loss)	10.52	(5.83)		(3.20)	4.64	2.92
Total from investment operations	10.68	(5.41)		(2.79)	5.02	3.44
Less distributions from:
Net investment income	—	(0.39)		(0.21)	(0.37)	(0.55)
Net realized gains	(1.16)	(1.13)		(0.08)	(0.71)	(5.09)
Total distributions	(1.16)	(1.52)		(0.29)	(1.08)	(5.64)
Net asset value, end of year	$32.19	$22.67		$29.60	$32.68	$28.74
Total return (2)	47.57%	(19.57	)% (6)	(8.49)%	17.52%	12.47%
Net assets, at end of year (000s)	$6,574	$6,457		$10,445	$12,152	$3,161
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets,including extraordinary expenses (3)(4)	1.41%	1.57	% (6)	1.30%	1.28%	1.27%
Ratio of net expenses to average net assets,including extraordinary expenses (4)	1.25%	1.34	% (6)	1.24%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets (4)(5)	0.57%	1.40	% (6)	1.37%	1.21%	1.77%
Portfolio Turnover Rate	7%	32%		15%	20%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Excluding interest expense, the following ratios for the year ended March 31, 2021 as follows:

Gross expenses	Net expenses
1.40%	1.24%

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

			Net investment
Total return	Gross expenses	Net expenses	income
(19.46)%	1.47%	1.24%	1.50%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Investor Class
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2021	March 31, 2020		March 31, 2019	March 31, 2018	March 31, 2017
Net asset value, beginning of year	$22.33	$29.18		$32.31	$28.45	$30.64
Activity from investment operations:
Net investment income (loss) (1)	0.10	0.34		0.32	0.27	0.33
Net realized and unrealized gain (loss)	10.35	(5.74)		(3.20)	4.61	3.00
Total from investment operations	10.45	(5.40)		(2.88)	4.88	3.33
Less distributions from:
Net investment income	—	(0.32)		(0.17)	(0.31)	(0.43)
Net realized gains	(1.16)	(1.13)		(0.08)	(0.71)	(5.09)
Total distributions	(1.16)	(1.45)		(0.25)	(1.02)	(5.52)
Net asset value, end of year	$31.62	$22.33	(6)	$29.18	$32.31	$28.45
Total return (2)	47.26%	5.48%		5.39%	5.90%	5.90%
Net assets, at end of year (000s)	$89,427	$80,791		$126,599	$189,274	$194,217
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expenses (3)(4)	1.61%	1.77	% (6)	1.53%	1.53%	1.49%
Ratio of net expenses to average net assets, including extraordinary expenses (4)	1.49%	1.59	% (6)	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets (4)(5)	0.35%	1.15	% (6)	1.07%	0.87%	1.08%
Portfolio Turnover Rate	7%	32%		15%	20%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Interest expenses was less than 0.005%.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

			Net investment
Total return	Gross expenses	Net expenses	income
(19.64)%	1.67%	1.49%	1.25%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2021	March 31, 2020		March 31, 2019	March 31, 2018	March 31, 2017
Net asset value, beginning of year	$22.20	$29.01		$32.18	$28.33	$30.52
Activity from investment operations:
Net investment income (loss) (1)	0.09	0.34		0.32	0.27	0.32
Net realized and unrealized gain (loss)	10.28	(5.70)		(3.24)	4.60	3.00
Total from investment operations	10.37	(5.36)		(2.92)	4.87	3.32
Less distributions from:
Net investment income	—	(0.32)		(0.17)	(0.31)	(0.42)
Net realized gains	(1.16)	(1.13)		(0.08)	(0.71)	(5.09)
Total distributions	(1.16)	(1.45)		(0.25)	(1.02)	(5.51)
Net asset value, end of year	$31.41	$22.20		$29.01	$32.18	$28.33
Total return (2)	47.17%	(19.76	)% (6)	(9.03)%	17.27%	12.17%
Net assets, at end of year (000s)	$7,355	$6,955		$11,531	$16,664	$16,254
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expenses (3)(4)	1.61%	1.77	% (6)	1.53%	1.53%	1.49%
Ratio of net expenses to average net assets, including extraordinary expenses (4)	1.50%	1.59	% (6)	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets (4)(5)	0.34%	1.15	% (6)	1.08%	0.88%	1.08%
Portfolio Turnover Rate	7%	32%		15%	20%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Excluding interest expense, the following ratios for the year ended March 31, 2021 as follows:

Gross expenses	Net expenses
1.60%	1.49%

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

			Net investment
Total return	Gross expenses	Net expenses	income
(19.65)%	1.67%	1.49%	1.25%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2021	March 31, 2020		March 31, 2019	March 31, 2018	March 31, 2017
Net asset value, beginning of year	$21.70	$28.41		$31.56	$27.86	$30.00
Activity from investment operations:
Net investment income (loss) (1)	(0.11)	0.12		0.10	0.03	0.10
Net realized and unrealized gain (loss)	10.01	(5.58)		(3.12)	4.52	2.94
Total from investment operations	9.90	(5.46)		(3.02)	4.55	3.04
Less distributions from:
Net investment income	—	(0.12)		(0.05)	(0.14)	(0.09)
Net realized gains	(1.16)	(1.13)		(0.08)	(0.71)	(5.09)
Total distributions	(1.16)	(1.25)		(0.13)	(0.85)	(5.18)
Net asset value, end of year	$30.44	$21.70		$28.41	$31.56	$27.86
Total return (2)	46.09%	(20.35	)% (6)	(9.51)%	16.38%	11.32%
Net assets, at end of year (000s)	$8,097	$6,955		$11,531	$16,664	$16,254
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expense (3)(4)	2.36%	2.52	% (6)	2.28%	2.28%	2.24%
Ratio of net expenses to average net assets, including extraordinary expense (4)	2.25%	2.34	% (6)	2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.42)%	0.40	% (6)	0.34%	0.12%	0.32%
Portfolio Turnover Rate	7%	32%		15%	20%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Excluding interest expense, the following ratios for the year ended March 31, 2021 as follows:

Gross expenses	Net expenses
2.35%	2.24%

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

			Net investment
Total return	Gross expenses	Net expenses	income
(20.24)%	2.42%	2.24%	0.50%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Navigator Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Institutional Class
	Year Ended March 31, 2021		Year Ended March 31, 2020	Year Ended March 31, 2019	Period Ended March 31, 2018 (1)
Net asset value, beginning of period	$19.02		$22.04	$20.48	$20.00
Activity from investment operations:
Net investment income (loss) (2)	(0.32)		(0.03)	0.02	(0.07)
Net realized and unrealized gain (loss)	3.07		(1.66)	1.71	0.68
Total from investment operations	2.75		(1.69)	1.73	0.61
Less distributions from:
Net investment income	(0.00	) (3)	(0.02)	—	—
Net realized gains	—		(1.31)	(0.17)	(0.13)
Total distributions	(0.00)		(1.33)	(0.17)	(0.13)
Net asset value, end of period	$21.77		$19.02	$22.04	$20.48
Total return (4)	14.52%		(8.80)%	8.54%	3.02	% (5)
Net asset value, end of period	$24,777		$117,117	$62,026	$23,125
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.36%		2.34%	2.39%	3.16	% (7)
Ratio of net expenses to average net assets	1.99%		1.99%	1.99%	1.99	% (7)
Ratio of net investment income (loss) to average net assets	(1.56)%		(0.14)%	0.08%	(0.78	)% (7)
Portfolio Turnover Rate	0%		0%	0%	0	% (5)

(1)	The USA Mutuals Navigator Fund commenced operations October 13, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor.

(7)	Annualized for periods less than one full year.

(8)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Interest expenses was less than 0.005%.

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2021

1.	ORGANIZATION

The USA Mutuals Vitium Global Fund (“Vitium Global Fund”) and USA Mutuals Navigator Fund (“Navigator Fund”), (each a “Fund” or collectively the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Vitium Global Fund has the investment objective to seek long-term growth of capital. The Navigator Fund seeks to achieve capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500 Index in bull markets, and less or negatively correlated in bear markets. The Vitium Global Fund commenced operations on August 30, 2002. The Navigator Fund commenced operations on October 13, 2017.

The Vitium Global Fund offers four share classes designated as Institutional Class, Investor Class, Class A, and Class C. The Navigator Fund offers only one share class designated as the Institutional Class. The Institutional Class of the Vitium Global Fund commenced operations on April 1, 2014, the Investor Class commenced operations on August 30, 2002, and both the Class A and Class C shares commenced operations on December 8, 2011, respectively. The Institutional Class of the Navigator Fund commenced operations on October 13, 2017. Each class represents an interest in the same assets of each Fund and classes are identical except for differences in their ongoing service and distribution charges. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the respective Fund. Class specific expenses are allocated to that share class. Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Vitium Global Fund’s prospectus. A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within 12 months of purchase, in accordance with the Vitium Global Fund’s prospectus. The contingent deferred sales charge for these Class C shares is based on the net asset value (“NAV”) of the shares at the time of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies,” including Accounting Standards Update 2013-08.

Security Valuation – The Funds value their investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day

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of valuation. Exchange traded futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to

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March 31, 2021

be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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March 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2021 for the Funds’ assets and liabilities measured at fair value:

Vitium Global Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$86,310,411	$—	$—	$86,310,411
Exchange Traded Funds	2,642,843	—	—	2,642,843
Purchased Put Options	4,200	—	—	4,200
Short-Term Investment	282,388	—	—	282,388
Collateral for Securities Loaned	278,475	—	—	278,475
Long Futures Contracts**	33,785	—	—	33,785
Total	$89,552,102	$—	$—	$89,552,102
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts**	$(476,040)	$—	$—	$(476,040)
Short Futures Contracts**	(18,600)	—	—	(18,600)
Total	$(494,640)	$—	$—	$(494,640)

Navigator Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$1,499,993	$—	$1,499,993
Purchased Put Options	2,398	—	—	2,398
Short-Term Investment	743,069	—	—	743,069
Long Futures Contracts **	25,194	—	—	25,194
Total	$770,661	$1,499,993	$—	$2,270,654

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

**	Represents cumulative appreciation (depreciation) on futures contracts at March 31, 2021.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning its underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but have borrowed in anticipation that the market price of that security will decline. The Funds are obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security, the Funds will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Funds will realize a gain, limited to the price at which the Funds sold the security short. As of March 31, 2021, the Funds had no open short positions.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, the Funds are required to deposit, in a segregated account, a specified amount of cash which is classified as “cash deposit” with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Funds receive from, or pay to the brokers, a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures

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contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after each Fund’s Schedule of Investments.

The notional value represents amounts related to each Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative financial instruments. Theoretically, each Fund’s exposure is equal to the notional value of contracts held. Each Fund’s obligations will generally equal only the amount to be paid or received through a futures contract.

The Vitium Global Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such non-hedging positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act (the “CEA”) and regulations of the Commodity Futures Trading Commission (“CFTC”)), do not exceed 5% of the liquidation value of the Fund, or if the aggregate net notional value of the Fund’s commodity positions does not exceed 100% of the liquidation value of the Fund.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statements of Assets and Liabilities as of March 31, 2021:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity & Commodity contracts	Investment securities Net unrealized appreciation from open futures contracts	Net unrealized depreciation from open futures contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of March 31, 2021:

Asset Derivatives Investment Value

	Equity	Total value at
	Contracts	March 31, 2021
Vitium Global Fund
Purchased Options	$4,200	$4,200
Futures Contracts	33,785	33,785
Navigator Fund
Purchased Options	$2,398	$2,398
Futures Contracts	25,194	25,194

Liability Derivatives Investment Value

	Equity	Commodity	Total value at
	Contracts	Contracts	March 31, 2021
Vitium Global Fund
Futures Contracts	$284,440	$210,200	$494,640

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended March 31, 2021.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity, Commodity, and Currency Contracts	Net realized gain (loss) from: Purchased options, written options, and futures contracts

Net change in unrealized appreciation (depreciation) on: Purchased options and futures contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Realized gain (loss) on derivatives recognized in the Statements of Operations
				For the year
	Equity	Commodity	Currency	ended
Derivative Investment type	Contracts	Contracts	Contracts	March 31, 2021
Vitium Global Fund
Purchased Options	$(1,158,046)	$—	$—	$(1,158,046)
Written Options	81	—	—	81
Futures Contracts	2,067,246	33,100	—	2,100,346

Navigator Fund
Purchased Options	$(486,007)	$—	$—	$(486,007)
Futures Contracts	20,754,212	—	—	20,754,212

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
				For the year
	Equity	Commodity	Currency	ended March 31,
Derivative Investment type	Contracts	Contracts	Contracts	2021
Vitium Global Fund
Purchased Options	$(46,281)	$—	$—	$(46,281)
Futures Contracts	(250,655)	(210,200)	—	(460,855)

Navigator Fund
Purchased Options	$(38,826)	$—	$—	$(38,826)
Futures Contracts	(4,100,721)	—	—	(4,100,721)

The average notional value of the derivative instruments for the year ended March 31, 2021 is disclosed below:

	Average Notional Value
	Long	Short	Purchased	Written
	Futures	Futures	Options	Options
Vitium Global Fund	$21,980,109	$500,670	$30,057,408	$670,000
Navigator Fund	37,210,064	—	4,893,875	—

Offsetting of Financial Assets and Derivative Assets and Liabilities – The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at March 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Assets:

				Gross Amounts Not Offset in the Statement of
Vitium Global Fund:				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of Assets &	Financial
Description	Recognized Assets	Assets & Liabilities	Liabilities	Instruments	Cash Collateral Received	Net Amount
Purchased Options	$4,200	$—	$4,200	$—	$—	$4,200
Total	$4,200	$—	$4,200	$—	$—	$4,200

				Gross Amounts Not Offset in the Statement of
Navigator Fund				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of Assets &	Financial
Description	Recognized Assets	Assets & Liabilities	Liabilities	Instruments	Cash Collateral Received	Net Amount
Futures contracts	$25,194	$—	$25,194	$—	$—	$25,194
Purchased Options	2,398	—	2,398	—	—	2,398
Total	$27,592	$—	$27,592	$—	$—	$27,592

Liabilities:

Gross Amounts Not Offset in the
Vitium Global Fund:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures contracts	$(494,640)	$33,785	$(460,855)	$—	$460,855	$—
Total	$(494,640)	$33,785	$(460,855)	$—	$460,855	$—

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

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March 31, 2021

on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate. The Fund may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in foreign jurisdictions in which the Fund invests.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income and expenses are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Funds must use estimates in reporting the current calendar year character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared annually by the Vitium Global Fund and Navigator Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal Income Tax – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended March 31, 2018 to March 31, 2020, or expected to be taken in the Funds’ March 31, 2021 tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statements of Operations, as of March 31, 2021 there were none. The Funds identify their major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such

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March 31, 2021

a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of U.S.	U.S.
	Government	Government	Government	Government
Fund	Securities)	Securities)	Securities	Securities
Vitium Global Fund	$7,544,614	$59,412,229	$—	$—
Navigator Fund	—	—	38,469,931	117,100,000

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

USA Mutuals Advisors, Inc. serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% and 1.75% for the Vitium Global Fund and Navigator Fund, respectively, of each Fund’s average daily net assets. For the year ended March 31, 2021, the Funds incurred advisory fees of $1,041,108 for the Vitium Global Fund and $1,314,020 for the Navigator Fund.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least July 31, 2022 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), extraordinary expenses such as litigation or class specific expenses like distribution (12b-1) fees) will not exceed 1.24% of the average daily net assets of Vitium Global Fund and 1.99% of the average daily net assets of Navigator Fund. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended March 31, 2021, the Adviser waived fees of $134,903 for Vitium Global Fund, and $269,101 for Navigator Fund, which are subject to recapture by the Adviser. As of March 31,

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2021, the Adviser has waived fees that can be recouped up to three years from the date incurred as summarized below:

	March 31,
	2022	2023	2024	Total
Vitium Global Fund	$77,456	$266,183	$134,903	$478,542
Navigator Fund	154,328	356,954	269,101	780,383

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Class A and Investor Class shares may pay up to 0.25% and Class C may put up to 1.00% of their average daily net assets to pay for certain distribution activities and shareholder services. No distribution fees are paid on the Institutional Class Shares. For the year ended March 31, 2021, the distribution fees incurred under the Plans amounted to $17,933, $80,996 and $218,678 for Class A, Class C, and Investor Class shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities, including futures contracts, owned by the Funds for federal income tax purposes and the respective gross unrealized appreciation and depreciation at March 31, 2021 was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Vitium Global Fund	$54,800,537	$36,659,843	$(1,942,063)	34,717,780
Navigator Fund	2,246,612	98	(1,250)	(1,152)

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March 31, 2021

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended March 31, 2021 and March 31, 2020 was as follows:

For the period ended March 31, 2021:
	Ordinary	Long-Term	Return	Tax Exempt
Fund	Income	Capital Gains	of Capital	Income	Total
Vitium Global Fund	$—	$5,849,227	$—	$—	$5,849,227
Navigator Fund	1,430	—	—	—	1,430

For the period ended March 31, 2020:
	Ordinary	Long-Term	Return	Tax Exempt
Fund	Income	Capital Gains	of Capital	Income	Total
Vitium Global Fund	$98,712	$6,752,225	$—	$—	$6,850,937
Navigator Fund	2,642,003	3,920,018	—	—	6,562,021

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Vitium Global Fund utilized equalization in the amount of $1,596,758 which resulted in a difference between tax distributions and book distributions as disclosed on the Statements of Changes for the year ended March 31, 2021. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Vitium Global Fund	$—	$11,811,351	$(54,939)	$—	$—	$34,631,732	$46,388,144
Navigator Fund	—	—	(151,206)	(5,512,296)	—	(1,152)	(5,664,654)

The difference between book basis and tax basis unrealized appreciation/(depreciation), undistributed net investment income/(loss) and accumulated net realized gains/(losses) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open Section 1256 contracts. The unrealized appreciation in the table above includes unrealized foreign currency losses of $86,048 for the Vitium Global Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Vitium Global Fund	$54,939
Navigator Fund	151,206

USA Mutuals Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

At March 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
Vitium Global Fund	$—	$—	$—	$—
Navigator Fund	2,168,310	3,343,986	5,512,296	—

Permanent book and tax differences, primarily attributable to net operating losses, the reclassification of Fund distributions and the use of equalization, resulted in reclassifications for the Funds’ fiscal year ended March 31, 2021 as follows:

	Paid In	Accumulated
Fund	Capital	Earnings (Losses)
Vitium Global Fund	$(1,437,134)	$1,437,134
Navigator Fund	(1,166,357)	1,166,357

7.	LINE OF CREDIT

The Vitium Global Fund has entered into a secured line of credit (“LOC”) agreement with US Bank, and may borrow up to the lesser of $5,000,000, 20% of the net assets of the Fund and 33.33% of the gross market value of the assets of the unencumbered assets of the Fund to meet repurchase requests. Prior to January 22, 2021, the Vitium Global Fund had a secured line of credit of up to the lesser of $7,000,000, 15% of the nets assets of the Fund and 33.33% of the gross market value of the assets of the unencumbered assets of the Fund, with U.S. Bank, NA and this line of credit matured on March 3, 2021. The Vitium Global Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. The line of credit permits the Fund to borrow at a rate, per annum, equal to the Prime Rate, which was 3.25%, the average borrowing rate was 3.25%. During the year ended March 31, 2021, the Vitium Global Fund accessed the LOC on 71 Days and had an average outstanding borrowing of $266,831, based solely on the days the line of credit was accessed. The maximum balance outstanding during the year was $751,000. The LOC matures on February 19, 2022. As of March 31, 2021, the Vitium Global Fund had no outstanding balance.

8.	SECURITIES LENDING

The Vitium Global Fund has entered a Securities Lending Agreements (“Agreements”) with U.S. Bank NA. The Fund can lend securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the Fund. A portion of the income generated by the investment in the Fund’s collateral, net of any rebates paid by the bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to the Fund.

Securities lending income is disclosed in the Fund’s Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering securities and possible loss of income or value if the Borrower

USA Mutuals Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

fails to return them. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table breaks out the Funds’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of March 31, 2021:

	Overnight and		Between 30
Securities Lending Transactions	Continuous	< 30 days	& 90 days	> 90 days	Total
First American Government Obligations Fund -Class X	$278,475	$—	$—	$—	$278,475
Total Borrowings	$278,475	$—	$—	$—	$278,475

At March 31, 2021, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the First American Government Obligations Fund – Class X (“Money Market Fund”) as shown in the Schedule of Investments. The Funds receive compensation relating to the lending of the Fund’s securities as reflected in the Statements of Operations. The fair value of the securities loaned for the Fund totaled $269,593 at March 31, 2021. The securities loaned are noted in the Schedule of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $278,475 for Fund at March 31, 2021. This amount is offset by a liability recorded as “Payable for securities lending collateral received” as shown on the Statements of Assets and Liabilities.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2021 National Financial Services, LLC (for the benefit of its customers) held approximately 31.7% of the voting securities of the Navigator Fund’s shares.

USA Mutuals Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

10.	REORGANIZATION

The USA Mutuals Vitium Global Fund and the USA Mutuals Navigator Fund were reorganized on January 22, 2021 from series of USA Mutuals Trust, a Delaware statutory trust, to series of Northern lights Fund Trust IV, also a Delaware statutory trust. The Funds are a continuation of their identically named predecessor fund in USA Mutuals Trust (the “Predecessor Funds”). The Predecessor Funds approved an Agreement and Plan of Reorganization that provided for the transfer of all the assets of the Predecessor Funds to the Funds and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Funds by the Funds. For financial reporting purposes, assets received and shares issued by the Funds were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds were carried forward to align ongoing reporting of the Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Funds were created to carry out the reorganization and have substantially similar investment objectives and substantially similar principal investment strategies as the Predecessor Funds. The following table illustrates the specifics of the reorganization of the Predecessor Funds into the Funds:

			Shares Issued to
	Predecessor		Shareholders of the		Combined	Tax Status of
Fund	Fund Net Assets		Predecessor Fund	Fund Net Assets	Net Assets	Transfer
Vitium Global Fund	$104,686,221	(a)	$741,548.17	$—	$104,686,221	Non-taxable
Navigator Fund	36,273,971	(b)	1,717,350.915	—	36,273,971	Non-taxable
High-Yield Bond

(a)	Includes accumulated net investment income, accumulated realized gains, and unrealized appreciation in the amounts of $3,130,740, $914,958, and $37,006,729, respectively.

(b)	Includes accumulated net investment loss, accumulated realized gains, and unrealized appreciation in the amounts of $(1,216,794), $ 19,329,615, and $113, respectively.

11.	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than as described below.

Effective April 30, 2021 the USA Mutuals Vitium Global Fund initiated a Fund name change. The Fund is now known as the USA Mutuals Vice Global Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of USA Mutuals Vitium Global Fund and USA Mutuals Navigator Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of USA Mutuals Vitium Global Fund and USA Mutuals Navigator Fund (the “Funds”), each a series of the Northern Lights Fund Trust IV, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended for USA Mutuals Vitium Global Fund and for each of the four periods in the period then ended for USA Mutuals Navigator Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 28, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

USA Mutuals Funds
DISCLOSURE OF FUNDS’ EXPENSES (Unaudited)
March 31, 2021

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (10/01/20) and held for the entire period through 03/31/21.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	10/01/20	Value 03/31/21	During Period *	Value 03/31/21	During Period *
USA Mutuals Vitium Global Fund - Institutional Class	1.24%	$1,000.00	$1,226.30	$6.88	$1,018.75	$6.24
USA Mutuals Vitium Global Fund - Investor Class	1.49%	1,000.00	1,224.70	8.26	1,017.50	7.49
USA Mutuals Vitium Global Fund - Class A	1.49%	1,000.00	1,224.60	8.26	1,017.50	7.49
USA Mutuals Vitium Global Fund - Class C	2.23%	1,000.00	1,220.20	12.34	1,013.81	11.20
USA Mutuals Navigator Fund - Institutional Class	2.00%	1,000.00	1,005.10	10.00	1,014.96	10.05

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

USA Mutuals Funds
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

USA Mutuals Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Officers

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 -2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of March 31, 2021, the Trust was comprised of 27 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-264-8783.

USA Mutuals Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2021

Consideration of Investment Advisory Agreement for USA Mutuals Advisors, Inc.

In connection with the Meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”) held on October 13, 2020, the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of an investment advisory agreement (the “USAM Advisory Agreement”) between USA Mutuals Advisors, Inc. (“USAM”) and the Trust, with respect to and USA Mutual Vitium Global Fund’ (“USAM Vitium”) and USAM Navigator Fund (“USA Navigator”)(collectively, the “Funds”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the USAM Advisory Agreement.

The Trustees reviewed and discussed the materials about the proposed USAM Advisory Agreement approval that were provided in advance of the Meeting and deliberated on the approval of the USAM Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the USAM Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the USAM Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that USAM had approximately $219 million in assets under management and noted the services the USAM provided the predecessor funds including investment management, research, analysis and compliance since the predecessor funds inception. The Trustees noted USAM’s investment decisions were made through combined fundamental, quantitative and technical research in determining security selection. The Trustees noted USAM’s experience with managing the predecessor funds with the same investment strategies and commitment to the investment strategies. The Trustees concluded that USAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by USAM to the Funds should be satisfactory and reliable.

After further discussion, the Trustees concluded that USAM has the ability to provide a level of service consistent with the Board’s expectations.

Performance.

USAM Navigator: The Trustees considered the predecessor fund’s performance for the one-year and since inception (October 13, 2017) periods ended August 31, 2020 as compared to the fund’s benchmark index and against a peer group selected by Morningstar Broadridge. The Trustees noted that the predecessor fund outperformed the peer group median and peer group average for both

USA Mutuals Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2021

periods, ranking first in its peer group for the period since inception. The Trustees noted the predecessor fund underperformed relative to its primary benchmark (S&P 500 Total Return Index) for the one-year and since inception periods, but that the returns for both periods were positive. The Trustees noted that, compared to its Morningstar Long Short Equity Category, the predecessor fund outperformed the category median for both periods, ranking in the first quartile for the period since inception. The Trustees concluded that USAM had demonstrated a high level of performance and determined that the predecessor fund’s performance was a good indication that USAM would meet the Trustees’ expectations.

USAM Vitium: The Trustees considered the predecessor fund’s performance for the one and three-year periods ended August 31, 2020 as compared to the fund’s benchmark index and against a peer group selected by Broadridge. The Board noted that the predecessor fund underperformed the peer group median and peer group average for both periods. The Trustees noted the predecessor fund underperformed relative to its primary benchmark (MSCI ACWI GR Index) for the one- and since inception periods, but that the returns for three-year period were positive. The Trustees noted the performance of the predecessor fund was not unreasonable.

Fees and Expenses.

USAM Navigator: The Trustees reviewed the proposed advisory fee of 1.75% and noted that the fee was higher than the average advisory fee of the funds in the Morningstar category of 1.23% but below the category high of 2.75%. The Trustees noted the advisory fee was higher than the peer group average of 1.20%. The Trustees reviewed the expense ratio and noted it was higher than the category average but below the category high. The Trustees acknowledged USAM had the advisory fee remain the same as the predecessor fund and USAM had an expense limitation in place with respect USAM Navigator. After further discussion, the Trustees concluded that the USAM advisory fee was not unreasonable.

USAM Vitium: The Trustees reviewed the proposed advisory fee of 0.95% and noted that the fee was higher than the average advisory fee of the funds in the Morningstar category of 0.74% but below the category high of 1.82%. The Trustees noted the advisory fee was higher than the peer group average of 0.75%. The Trustees reviewed the expense ratio and noted it was higher than the category average but below the category high. The Trustees acknowledged the advisory fee remained the same as the predecessor fund and USAM had an expense limitation in place with respect USAM Vitium. After further discussion, the Trustees concluded that the USAM advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided by USAM with respect to managing the predecessor funds and considered whether the level of anticipated profit was reasonable. They noted USAM anticipated realizing a profit in connection with its relationship with the funds in the initial two years of their operations. The Trustees concluded, after further discussion, that excessive profit was not a concern at this time.

Economies of Scale. The Trustees noted that economies of scale have not yet been reached as the Funds had not yet launched. The Trustees noted that consideration of economies of scale will be revisited if assets grow for the Funds.

USA Mutuals Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2021

Conclusion. Having requested and received such information from USAM as the Trustees believed to be reasonably necessary to evaluate the terms of the USAM Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the USAM Advisory Agreement is in the best interests of the Funds and their future shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-264-8783 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N -PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-264-8783.

Adviser
USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, TX 75201

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

USAMutuals-A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $29,500

2020 – $30,500

(b)	Audit-Related Fees

2021 – None

2020 – None

(c)	Tax Fees

2021 – $6,000

2020 – $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                    2021     2020

Audit-Related Fees:        0.00%  0.00%

Tax Fees:                       0.00%  0.00%

All Other Fees:               0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $0

2020 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 6/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 6/8/21

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 6/8/21